Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Capital Crossing Preferred Corporation (the “Company”) for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Richard Wayne, President of the Company and Edward F. Mehm, Treasurer of the Company certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Certification

Each undersigned officer of Capital Crossing Preferred Corporation (the “Company”) hereby certifies that the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2005 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Item 601(b)(32) of Regulation S-K (“Item 601(b)(32)”) promulgated under the Exchange Act. In accordance with clause (ii) of Item 601(b)(32), this certification shall not be deemed (i) “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section or (ii) to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Date: May 13, 2005	By:	/s/ Richard Wayne

Richard Wayne President (Principal Executive Officer)

Date: May 13, 2005	By:	/s/ Edward F. Mehm

Edward F. Mehm Treasurer (Principal Financial Officer)